CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO:     eFinancial  Depot.Com,  Inc.


     As independent certified public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8, of our report dated March 28, 2000 included in the eFinancial Depot.Com, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement




                                   /s/  STEFANOU  &  COMPANY  LLP
                                   ------------------------------
                                   Stefanou  &  Company,  LLP

McLean,  Virginia
November  3,  2000